EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Distinctive Devices, Inc. (the "Company") on Form 10-KSB for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sanjay Mody, President, Chief Executive Officer, Treasurer and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act, that:

(1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Sanjay Mody
---------------------------------------
Sanjay Mody
President, Chief Executive Officer,
  Treasurer and Chief Financial Officer

April 15, 2004



     A signed original of this written statement required by Section 906 has been provided to Distinctive Devices, Inc. and will be retained by Distinctive Devices, Inc. and furnished to the Securities and Exchange Commission or it staff upon request.